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                         Metropolitan Series Fund, Inc.

                       Supplement Dated September 5, 2003
                         to Prospectus Dated May 1, 2003

     In the section of the prospectus describing the Scudder Global Equity Portfolio, the second paragraph under "Portfolio Management" is deleted and replaced with the following:

     The Portfolio is co-managed by Steve M. Wreford and Oliver Kratz, who are Directors of Deutsche Investment Management. Mr. Wreford joined Deutsche Investment Management in 2000 and the Portfolio in 2002. Prior to joining Deutsche Investment Management, Mr. Wreford worked for five years as a telecommunications and technology equity analyst for CCF International, New York, and CCF Charterhouse, London, and as a management consultant in telecommunications for KPMG, UK. Mr. Kratz joined Deutsche Investment Management in 1996 and the Portfolio in 2003.